UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 August 11, 1999



                              THE OHIO ART COMPANY
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State of Other Jurisdiction of Incorporation)

                   001-07162                   34-4319140
           (Commission File Number) (IRS Employer Identification No.)


                                 ONE TOY STREET
                                BRYAN, OHIO 43506
                        (Address, including zip code, of
                    Registrant's Principal Executive Offices)


                                 (419) 636-3141
              (Registrant's Telephone Number, including area code)

ITEM 5.  OTHER EVENTS

         (a) On May 7, 1999, the Company issued a press release reporting its operating results for its fourth quarter and year-ended January 31, 1999

         (b) On May 21, 1999, the Company issued a press release reporting its operating results for the first quarter of 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1              Press Release dated May 7, 1999.

                  99.2              Press Release dated May 21, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on August 6, 1999.

                                   THE OHIO ART COMPANY


                                   By:  /s/ William C. Killgallon
                                            -----------------------------------
                                            William C. Killgallon
                                            Chairman of the Board and
                                            Principal Executive Officer